Mezzanine Equity	12 Months Ended
Dec. 31, 2014
Temporary Equity [Abstract]
Mezzanine Equity
Note 16 — Mezzanine Equity
Preferred Stock
On December 27, 2012, Ocwen issued 162,000 shares of Series A Perpetual Convertible Preferred Stock, having a par value of $0.01 per share as part of the consideration paid in the Homeward Acquisition. Holders of the Preferred Shares were entitled to receive mandatory and cumulative dividends payable quarterly at the rate per share equal to the greater of (i) 3.75% per annum multiplied by $1,000 per share and (ii) in the event Ocwen pays a regular quarterly dividend on its common stock in such quarter, the rate per share payable in respect of such quarterly dividend on an as-converted basis. Each Preferred Share, together with any accrued and unpaid dividends, was convertible to common stock at the option of the holder at a conversion price equal to $31.79.
On September 23, 2013, holders elected to convert 100,000 of the Preferred Shares into 3,145,640 shares of common stock. On July 14, 2014, holders elected to convert the remaining 62,000 shares into 1,950,296 shares of common stock.
The following table summarizes the activity in mezzanine equity since issuance of the Preferred Shares:

Initial issuance price on December 27, 2012	$162,000
Discount for beneficial conversion feature	(8,688)
Accretion of BCF discount (Deemed dividend)	60
Carrying value at December 31, 2012	153,372
Conversion of 100,000 Preferred Shares	(100,000)
Accretion of BCF discount (Deemed dividend) (1)	6,989
Carrying value at December 31, 2013	60,361
Conversion of 62,000 Preferred Shares	(62,000)
Accretion of BCF discount (Deemed dividend) (1)	1,639
Carrying value at December 31, 2014	$—

(1)	Accretion includes $0.8 million and $3.5 million accelerated write-off of the unamortized discount related to the conversion of Preferred Shares during 2014 and 2013, respectively.